Summary Prospectus and Prospectus Supplement

VP Inflation Protection Fund
Summary Prospectus and Prospectus dated May 1, 2021
Emerging Markets Debt Fund ■ International Bond Fund
Summary Prospectuses and Prospectuses dated March 1, 2021
Zero Coupon 2025 Fund
Summary Prospectus and Prospectus dated February 1, 2021
Inflation-Adjusted Bond Fund ■ Short Duration Inflation Protection Bond Fund ■ Short Duration Strategic Income Fund ■ Strategic Income Fund
Summary Prospectuses and Prospectuses dated August 1, 2020

Supplement dated June 5, 2021

The change below will be effective as of August 1, 2021.
Brian Howell, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the funds effective August 1, 2021.

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